UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-00859

MASSACHUSETTS INVESTORS GROWTH STOCK FUND

(Exact name of registrant as specified in charter)

500 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: November 30

Date of reporting period: November 30, 2011

ITEM 1.	REPORTS TO STOCKHOLDERS.

Massachusetts Investors Growth Stock Fund

ANNUAL REPORT

November 30, 2011

MIG-ANN

MASSACHUSETTS INVESTORS GROWTH STOCK FUND

SIPC Contact Information: You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (1-202-371-8300) or by accessing SIPC’s web site address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

We are indeed living through some volatile times. Economic uncertainty is everywhere, as it seems no place in the world has been unmoved by crisis. We have seen a devastating earthquake and tsunami that have led to disruptions in the Japanese markets and supply chains. Protests have changed the face of the Middle East and left in their wake lingering tensions and resultant higher oil prices. We have seen debt limits tested in Europe and the United States and policymakers grappling to craft often unpopular monetary and fiscal responses at a time when consumers and businesses struggle with what appears to be a slowing global economy. On top of all of that, we have seen long-term U.S. debt lose its Standard & Poor’s AAA rating and the long-term debt ratings of 15 eurozone nations put on negative watch.

When markets become volatile, managing risk becomes a top priority for investors and their advisors. At MFS® risk management is foremost in our minds in all market climates. Our analysts and portfolio managers keep risks firmly in mind when evaluating securities. Additionally, we have a team of quantitative analysts that measures and assesses the risk profiles of our portfolios and securities on an ongoing basis. The chief investment risk officer, who oversees the team, reports directly to the firm’s president and chief investment officer so the risk associated with each portfolio can be assessed objectively and independently of the portfolio management team.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

January 13, 2012

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Oracle Corp.	4.9%
Danaher Corp.	4.0%
Apple, Inc.	3.5%
Google, Inc., “A”	3.4%
United Technologies Corp.	3.2%
Schlumberger Ltd.	2.9%
Colgate-Palmolive Co.	2.9%
PepsiCo, Inc.	2.8%
Visa, Inc., “A”	2.7%
Accenture PLC, “A”	2.5%

Equity sectors
Technology	25.9%
Industrial Goods & Services	12.8%
Consumer Staples	11.1%
Health Care	10.8%
Financial Services	8.1%
Special Products & Services	7.8%
Retailing	7.5%
Energy	7.2%
Basic Materials	3.0%
Leisure	2.4%
Autos & Housing	1.8%
Transportation	0.5%

Percentages are based on net assets as of 11/30/11.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended November 30, 2011, Class A shares of the Massachusetts Investors Growth Stock Fund (the “fund”) provided a total return of 10.33%, at net asset value. This compares with a return of 8.65% for the fund’s benchmark, the Russell 1000 Growth Index.

Market Environment

Early in the period, the U.S. Federal Reserve (the Fed) responded to weak economic growth by loosening monetary policy further. More easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. The December 2010 agreement on a surprisingly large (relative to expectations) expansionary U.S. fiscal package also boosted sentiment. During the subsequent several months, the renewed positive market sentiment, coupled with better indications of global macroeconomic activity, pushed many asset valuations to post-crisis highs. At the same time, the yields of the perceived “safest” global sovereign credits rose, indicating a renewed risk-seeking environment.

However, towards the middle of the period, a weakening macroeconomic backdrop and renewed concerns over peripheral euro zone sovereign debt caused a flight-to-quality move that pushed high-quality sovereign bond yields lower. In the U.S., concerns about sovereign debt default and the long-term sustainability of the trend in U.S. fiscal policy resulted in one agency downgrading U.S. credit quality. Amidst this turmoil, global equity markets declined sharply. As a result of these developments, global consumer and producer sentiment indicators fell precipitously and highly-rated sovereign bond yields hit multi-decade lows. Towards the end of the reporting period, uncertainty in financial markets spiked higher as markets more seriously contemplated the possible failure of the euro zone.

Contributors to Performance

Security selection in the technology sector was a key contributor to performance relative to the Russell 1000 Growth Index. The fund benefited from holding shares of contract semiconductor manufacturer Taiwan Semiconductor Manufacturing Co (b) (Taiwan) and enterprise software products maker Oracle. Shares of Oracle appreciated at the beginning and, again, towards the end of the reporting period as the company reported positive revenue trends in its software licensing segment.

A combination of stock selection and underweight allocation in the basic materials sector aided the fund’s performance relative to the Russell 1000

Management Review – continued

Growth Index. There were no stocks within this sector that were among the fund’s top relative contributors.

The fund’s overweight allocation to the special products & services sector also benefited relative results. Within the sector, the fund’s overweight position in strong-performing management consulting firm Accenture and research and consultant service provider Verisk Analytics boosted relative return. Shares of Accenture outperformed the broad market over the period on continued strong demand for their services, particularly in management consulting and systems integration, as companies try to manage in a volatile economic environment.

Elsewhere, the fund’s holdings of facilities maintenance products supplier W.W. Grainger, global payments technology company Visa, Inc., consumer products manufacturer Colgate-Palmolive, debit and credit transaction processing company MasterCard, and oil and gas drilling equipment manufacturer National Oilwell Varco contributed to relative performance. The fund’s avoidance of poor-performing automaker Ford Motor Co. (h) also aided results.

During the reporting period, the fund also benefited from a non-recurring settlement of an administrative proceeding. Please see Note 7 in the accompanying Notes to Financial Statements for details.

Detractors from Performance

Security selection in the retailing sector detracted from relative performance. The fund’s overweight position in office supplier Staples (h) hindered relative results as the stock underperformed the broad market during the reporting period. Shares of Staples depreciated substantially in the middle of the period as the company reported poor margins and issued guidance that lowered their sales forecasts.

Within the health care sector, stock selection held back relative performance. Holdings of poor-performing life sciences supply company Thermo Fisher Scientific (b) were among the fund’s top relative detractors.

Stock selection in the financial services sector was another area of relative weakness. The fund’s holding of poor-performing derivatives and futures exchange CME Group, and an overweight position in global financial services provider Bank of New York Mellon, detracted from relative returns. Shares of Bank of New York Mellon faced downward pressure toward the end of the reporting period amidst a weakening economic environment and increased concerns regarding European sovereign debt.

Within other sectors, the fund’s holdings of multi-industrial company Johnson Controls, computer products and services provider Hewlett-Packard, and business information provider Dun & Bradstreet held back relative performance as all three securities underperformed the broad market. In

Management Review – continued

addition, not holding strong-performing tobacco company Phillip Morris International (h), and an underweight position in integrated oil and gas company Exxon Mobil, also hurt relative results.

Respectfully,

Jeffrey Constantino
Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 11/30/11

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 11/30/11

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	1/01/35	10.33%	3.16%	2.43%	N/A
B	9/07/93	9.52%	2.48%	1.76%	N/A
C	11/03/97	9.56%	2.47%	1.76%	N/A
I	1/02/97	10.60%	3.50%	2.77%	N/A
R1	4/01/05	9.43%	2.44%	N/A	3.97%
R2	10/31/03	10.04%	2.95%	N/A	4.59%
R3	4/01/05	10.29%	3.18%	N/A	4.75%
R4	4/01/05	10.55%	3.48%	N/A	5.05%
529A	7/31/02	10.23%	3.01%	N/A	5.39%
529B	7/31/02	9.44%	2.32%	N/A	4.71%
529C	7/31/02	9.40%	2.34%	N/A	4.71%
Comparative benchmark
Russell 1000 Growth Index (f)		8.65%	2.64%	2.61%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		3.99%	1.95%	1.82%	N/A
B With CDSC (Declining over six years from 4% to 0%) (x)		5.52%	2.11%	1.76%	N/A
C With CDSC (1% for 12 months) (x)		8.56%	2.47%	1.76%	N/A
529A With Initial Sales Charge (5.75%)		3.89%	1.80%	N/A	4.72%
529B With CDSC (Declining over six years from 4% to 0%) (x)		5.44%	1.96%	N/A	4.71%
529C With CDSC (1% for 12 months) (x)		8.40%	2.34%	N/A	4.71%

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

Included in the Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, Class R4, Class 529A, Class 529B, and Class 529C total returns for the year ended November 30, 2011 are proceeds received from a

Performance Summary – continued

non-recurring administrative proceeding concerning market timing. Had these proceeds not been included the 1-year total returns would have been lower by 0.70%, 0.70%, 0.70%, 0.71%, 0.70%, 0.70%, 0.70%, 0.70%, 0.70%, 0.70%, and 0.70%, respectively.

Benchmark Definition

Russell 1000 Growth Index – constructed to provide a comprehensive barometer for growth securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, June 1, 2011 through November 30, 2011

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period June 1, 2011 through November 30, 2011.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 6/01/11	Ending Account Value 11/30/11	Expenses Paid During Period (p) 6/01/11-11/30/11
A	Actual	0.80%	$1,000.00	$964.00	$3.94
	Hypothetical (h)	0.80%	$1,000.00	$1,021.06	$4.05
B	Actual	1.55%	$1,000.00	$959.97	$7.62
	Hypothetical (h)	1.55%	$1,000.00	$1,017.30	$7.84
C	Actual	1.55%	$1,000.00	$960.46	$7.62
	Hypothetical (h)	1.55%	$1,000.00	$1,017.30	$7.84
I	Actual	0.55%	$1,000.00	$964.18	$2.71
	Hypothetical (h)	0.55%	$1,000.00	$1,022.31	$2.79
R1	Actual	1.55%	$1,000.00	$959.67	$7.61
	Hypothetical (h)	1.55%	$1,000.00	$1,017.30	$7.84
R2	Actual	1.05%	$1,000.00	$962.07	$5.16
	Hypothetical (h)	1.05%	$1,000.00	$1,019.80	$5.32
R3	Actual	0.80%	$1,000.00	$963.17	$3.94
	Hypothetical (h)	0.80%	$1,000.00	$1,021.06	$4.05
R4	Actual	0.54%	$1,000.00	$964.22	$2.66
	Hypothetical (h)	0.54%	$1,000.00	$1,022.36	$2.74
529A	Actual	0.86%	$1,000.00	$963.05	$4.23
	Hypothetical (h)	0.86%	$1,000.00	$1,020.76	$4.36
529B	Actual	1.61%	$1,000.00	$959.97	$7.91
	Hypothetical (h)	1.61%	$1,000.00	$1,017.00	$8.14
529C	Actual	1.61%	$1,000.00	$959.81	$7.91
	Hypothetical (h)	1.61%	$1,000.00	$1,017.00	$8.14

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Expense Changes Impacting the Table

Changes to the fund’s fee arrangements occurred during the six month period. Had these fee changes been in effect throughout the entire six month period, the annualized expense ratios would have been 0.85%, 1.60%, and 1.60% for Classes 529A, 529B, and 529C, respectively; the actual expenses paid during the period would have been approximately $4.18, $7.86, and $7.86 for Classes 529A, 529B, and 529C, respectively; and the hypothetical expenses paid during the period would have been approximately $4.31, $8.09, and $8.09 for Classes 529A, 529B, and 529C, respectively. For further information about the fund’s fee arrangements and changes to those fee arrangements, please see Note 3 in the Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

11/30/11

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 98.9%
Issuer	Shares/Par	Value ($)

Aerospace - 3.8%
Precision Castparts Corp.	117,760	$19,400,960
United Technologies Corp.	1,254,050	96,060,230

		$115,461,190
Alcoholic Beverages - 0.7%
Diageo PLC	1,028,799	$21,983,807

Apparel Manufacturers - 3.0%
LVMH Moet Hennessy Louis Vuitton S.A. (l)	242,521	$38,126,725
NIKE, Inc., “B”	553,080	53,195,234

		$91,321,959
Automotive - 1.8%
Johnson Controls, Inc.	1,720,650	$54,166,062

Broadcasting - 1.3%
Omnicom Group, Inc.	233,410	$10,076,310
Viacom, Inc., “B”	615,710	27,559,180

		$37,635,490
Brokerage & Asset Managers - 3.7%
Charles Schwab Corp.	2,516,630	$30,098,895
CME Group, Inc.	124,970	31,152,522
Franklin Resources, Inc.	489,730	49,374,579

		$110,625,996
Business Services - 7.8%
Accenture PLC, “A”	1,307,690	$75,754,482
Dun & Bradstreet Corp.	898,430	62,773,304
MSCI, Inc., “A” (a)	1,453,661	49,061,059
Verisk Analytics, Inc., “A” (a)	1,182,200	46,436,816

		$234,025,661
Cable TV - 1.1%
DIRECTV, “A” (a)	670,150	$31,644,483

Chemicals - 0.5%
Monsanto Co.	200,960	$14,760,512

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Computer Software - 7.1%
Autodesk, Inc. (a)	1,125,630	$38,350,214
Check Point Software Technologies Ltd. (a)	495,750	27,434,805
Oracle Corp.	4,680,020	146,718,627

		$212,503,646
Computer Software - Systems - 8.2%
Apple, Inc. (a)	271,560	$103,790,232
EMC Corp. (a)	1,882,018	43,305,234
Hewlett-Packard Co.	1,092,600	30,538,170
International Business Machines Corp.	364,110	68,452,680

		$246,086,316
Consumer Products - 5.5%
Church & Dwight Co., Inc.	374,530	$16,572,953
Colgate-Palmolive Co.	942,080	86,200,320
Procter & Gamble Co.	985,236	63,616,688

		$166,389,961
Electrical Equipment - 9.0%
Amphenol Corp., “A”	1,012,230	$45,884,386
Danaher Corp.	2,460,530	119,040,441
Sensata Technologies Holding B.V. (a)	2,093,210	65,412,813
W.W. Grainger, Inc.	220,720	41,252,568

		$271,590,208
Electronics - 5.5%
ASML Holding N.V.	898,280	$35,509,008
Microchip Technology, Inc. (l)	2,082,230	72,690,649
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	4,481,651	57,902,931

		$166,102,588
Energy - Independent - 1.1%
Occidental Petroleum Corp.	323,930	$32,036,677

Energy - Integrated - 1.7%
Chevron Corp.	182,100	$18,723,522
Exxon Mobil Corp.	413,510	33,262,744

		$51,986,266
Food & Beverages - 4.9%
Groupe Danone	655,388	$43,350,646
Mead Johnson Nutrition Co., “A”	241,350	18,188,136
PepsiCo, Inc.	1,324,528	84,769,792

		$146,308,574

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Food & Drug Stores - 0.6%
CVS Caremark Corp.	443,566	$17,228,103

General Merchandise - 3.3%
Kohl’s Corp.	764,210	$41,114,498
Target Corp.	1,082,840	57,065,668

		$98,180,166
Internet - 4.0%
eBay, Inc. (a)	564,090	$16,691,423
Google, Inc., “A” (a)	170,730	102,333,855

		$119,025,278
Major Banks - 0.4%
Bank of New York Mellon Corp.	632,482	$12,308,100

Medical & Health Technology & Services - 1.9%
Medco Health Solutions, Inc. (a)	321,520	$18,220,538
Patterson Cos., Inc.	1,324,638	39,964,328

		$58,184,866
Medical Equipment - 6.9%
Becton, Dickinson & Co.	613,920	$45,295,018
DENTSPLY International, Inc.	702,770	25,377,025
Medtronic, Inc.	382,885	13,948,500
St. Jude Medical, Inc.	627,680	24,128,019
Thermo Fisher Scientific, Inc. (a)	1,480,830	69,969,218
Waters Corp. (a)	345,790	27,663,200

		$206,380,980
Metals & Mining - 0.7%
BHP Billiton Ltd., ADR (l)	267,490	$20,107,223

Network & Telecom - 1.1%
Cisco Systems, Inc.	1,766,766	$32,932,518

Oil Services - 4.4%
National Oilwell Varco, Inc.	615,783	$44,151,641
Schlumberger Ltd.	1,167,700	87,962,841

		$132,114,482
Other Banks & Diversified Financials - 4.0%
MasterCard, Inc., “A”	109,720	$41,095,626
Visa, Inc., “A”	829,970	80,482,191

		$121,577,817

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Pharmaceuticals - 2.0%
Abbott Laboratories	341,190	$18,611,915
Allergan, Inc.	206,190	17,262,227
Johnson & Johnson	393,448	25,463,954

		$61,338,096
Railroad & Shipping - 0.5%
Kuehne & Nagel International AG	124,830	$15,228,800

Specialty Chemicals - 1.8%
Praxair, Inc.	519,650	$53,004,300

Specialty Stores - 0.6%
Industria de Diseno Textil S.A.	217,647	$18,483,313
Total Common Stocks (Identified Cost, $2,639,055,646)		$2,970,723,438

Money Market Funds - 0.9%
MFS Institutional Money Market Portfolio, 0.1%, at Cost and Net Asset Value (v)	28,676,679	$28,676,679

Collateral for Securities Loaned - 2.0%
Morgan Stanley Repurchase Agreement, 0.11%, dated 11/30/11, due 12/01/11, total to be received $59,014,112 (secured by U.S. Treasury and Federal Agency obligations valued at $60,194,278 in an individually traded account), at Cost and Value	$59,013,932	$59,013,932
Total Investments (Identified Cost, $2,726,746,257)		$3,058,414,049

Other Assets, Less Liabilities - (1.8)%		(53,512,890)
Net Assets - 100.0%		$3,004,901,159

(a)	Non-income producing security.
(l)	A portion of this security is on loan.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt
PLC	Public Limited Company

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 11/30/11

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $2,698,069,578)	$3,029,737,370
Underlying affiliated funds, at cost and value	28,676,679
Total investments, at value, including $60,133,521 of securities on loan (identified cost, $2,726,746,257)	$3,058,414,049
Receivables for
Fund shares sold	5,796,329
Interest and dividends	4,876,919
Other assets	52,841
Total assets	$3,069,140,138
Liabilities
Payable for fund shares reacquired	$3,562,025
Collateral for securities loaned, at value	59,013,932
Payable to affiliates
Investment adviser	54,366
Shareholder servicing costs	1,145,263
Distribution and service fees	50,881
Program manager fees	20
Payable for independent Trustees’ compensation	217,614
Accrued expenses and other liabilities	194,878
Total liabilities	$64,238,979
Net assets	$3,004,901,159
Net assets consist of
Paid-in capital	$3,113,028,807
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	331,765,412
Accumulated net realized gain (loss) on investments and foreign currency transactions	(455,435,686)
Undistributed net investment income	15,542,626
Net assets	$3,004,901,159
Shares of beneficial interest outstanding	192,719,755

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$2,327,953,303	147,385,375	$15.80
Class B	126,401,729	8,935,041	14.15
Class C	199,268,016	14,146,825	14.09
Class I	93,721,606	5,801,463	16.15
Class R1	6,593,730	469,515	14.04
Class R2	62,125,465	4,015,579	15.47
Class R3	77,577,804	4,943,698	15.69
Class R4	103,881,221	6,531,979	15.90
Class 529A	5,114,948	327,050	15.64
Class 529B	573,993	41,270	13.91
Class 529C	1,689,344	121,960	13.85

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $16.76 [100 / 94.25 x $15.80] and $16.59 [100 / 94.25 x $15.64], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and 529A.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 11/30/11

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$41,481,521
Other (t)	1,877,546
Interest (t)	222,847
Dividends from underlying affiliated funds	49,621
Foreign taxes withheld	(443,546)
Total investment income	$43,187,989
Expenses
Management fee	$10,113,935
Distribution and service fees	10,362,019
Program manager fees	7,130
Shareholder servicing costs	5,729,736
Administrative services fee	442,662
Independent Trustees’ compensation	77,070
Custodian fee	189,809
Shareholder communications	217,244
Auditing fees	59,493
Legal fees	47,854
Miscellaneous	243,253
Total expenses	$27,490,205
Fees paid indirectly	(250)
Reduction of expenses by investment adviser and distributor	(14,410)
Net expenses	$27,475,545
Net investment income	$15,712,444
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions (t)	$176,597,649
Foreign currency transactions	61,286
Net realized gain (loss) on investments and foreign currency transactions	$176,658,935
Change in unrealized appreciation (depreciation)
Investments	$107,216,819
Translation of assets and liabilities in foreign currencies	(30,785)
Net unrealized gain (loss) on investments and foreign currency translation	$107,186,034
Net realized and unrealized gain (loss) on investments and foreign currency	$283,844,969
Change in net assets from operations	$299,557,413

(t)	Realized gain (loss) on investment transactions includes $16,672,705, other income includes $1,877,546, and interest income includes $742 of proceeds received from a non-recurring administrative proceeding concerning market timing.

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 11/30
Change in net assets	2011	2010
From operations
Net investment income	$15,712,444	$13,801,073
Net realized gain (loss) on investments and foreign currency transactions	176,658,935	264,695,594
Net unrealized gain (loss) on investments and foreign currency translation	107,186,034	24,504,981
Change in net assets from operations	$299,557,413	$303,001,648
Distributions declared to shareholders
From net investment income	$(13,651,584)	$(11,001,496)
Change in net assets from fund share transactions	$(239,907,082)	$(292,119,883)
Total change in net assets	$45,998,747	$(119,731)
Net assets
At beginning of period	2,958,902,412	2,959,022,143
At end of period (including undistributed net investment income of $15,542,626 and $13,420,480, respectively)	$3,004,901,159	$2,958,902,412

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 11/30
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$14.39	$13.01	$9.60	$15.49	$13.79
Income (loss) from investment operations
Net investment income (d)	$0.09	$0.07	$0.06	$0.06	$0.06
Net realized and unrealized gain (loss) on investments and foreign currency	1.39	1.37	3.41	(5.89)	1.64
Total from investment operations	$1.48	$1.44	$3.47	$(5.83)	$1.70
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.06)	$(0.06)	$(0.06)	$—
Net asset value, end of period (x)	$15.80	$14.39	$13.01	$9.60	$15.49
Total return (%) (r)(s)(t)(x)	10.33	11.08	36.44	(37.79)	12.33
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.82	0.95	0.99	0.93	0.90
Expenses after expense reductions (f)	0.82	0.95	0.99	0.93	0.90
Net investment income	0.59	0.55	0.53	0.45	0.43
Portfolio turnover	28	46	58	35	49
Net assets at end of period (000 omitted)	$2,327,953	$2,354,751	$2,345,636	$1,919,938	$4,019,277

See Notes to Financial Statements

Financial Highlights – continued

Class B	Years ended 11/30
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$12.92	$11.71	$8.64	$13.98	$12.52
Income (loss) from investment operations
Net investment loss (d)	$(0.02)	$(0.01)	$(0.01)	$(0.03)	$(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency	1.25	1.22	3.08	(5.31)	1.49
Total from investment operations	$1.23	$1.21	$3.07	$(5.34)	$1.46
Net asset value, end of period (x)	$14.15	$12.92	$11.71	$8.64	$13.98
Total return (%) (r)(s)(t)(x)	9.52	10.33	35.53	(38.20)	11.66
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.56	1.60	1.65	1.58	1.55
Expenses after expense reductions (f)	1.56	1.60	1.65	1.58	1.55
Net investment loss	(0.16)	(0.12)	(0.13)	(0.21)	(0.20)
Portfolio turnover	28	46	58	35	49
Net assets at end of period (000 omitted)	$126,402	$168,679	$233,635	$295,657	$857,628

Class C	Years ended 11/30
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$12.86	$11.66	$8.60	$13.91	$12.47
Income (loss) from investment operations
Net investment loss (d)	$(0.02)	$(0.01)	$(0.01)	$(0.02)	$(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency	1.25	1.21	3.07	(5.29)	1.47
Total from investment operations	$1.23	$1.20	$3.06	$(5.31)	$1.44
Net asset value, end of period (x)	$14.09	$12.86	$11.66	$8.60	$13.91
Total return (%) (r)(s)(t)(x)	9.56	10.29	35.58	(38.17)	11.55
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.56	1.60	1.64	1.58	1.55
Expenses after expense reductions (f)	1.56	1.60	1.64	1.58	1.55
Net investment loss	(0.15)	(0.10)	(0.12)	(0.20)	(0.20)
Portfolio turnover	28	46	58	35	49
Net assets at end of period (000 omitted)	$199,268	$203,860	$213,483	$183,334	$368,616

See Notes to Financial Statements

Financial Highlights – continued

Class I	Years ended 11/30
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$14.72	$13.30	$9.83	$15.87	$14.07
Income (loss) from investment operations
Net investment income (d)	$0.14	$0.13	$0.10	$0.11	$0.12
Net realized and unrealized gain (loss) on investments and foreign currency	1.41	1.39	3.49	(6.04)	1.68
Total from investment operations	$1.55	$1.52	$3.59	$(5.93)	$1.80
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.10)	$(0.12)	$(0.11)	$—
Net asset value, end of period (x)	$16.15	$14.72	$13.30	$9.83	$15.87
Total return (%) (r)(s)(x)	10.60	11.46	36.92	(37.62)	12.79
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.56	0.60	0.63	0.58	0.56
Expenses after expense reductions (f)	0.56	0.60	0.63	0.58	0.56
Net investment income	0.87	0.91	0.89	0.81	0.82
Portfolio turnover	28	46	58	35	49
Net assets at end of period (000 omitted)	$93,722	$70,064	$63,052	$37,680	$57,139

Class R1	Years ended 11/30
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$12.83	$11.62	$8.57	$13.92	$12.48
Income (loss) from investment operations
Net investment loss (d)	$(0.02)	$(0.01)	$(0.01)	$(0.03)	$(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency	1.23	1.22	3.06	(5.28)	1.49
Total from investment operations	$1.21	$1.21	$3.05	$(5.31)	$1.44
Less distributions declared to shareholders
From net investment income	$—	$0.00 (w)	$—	$(0.04)	$—
Net asset value, end of period (x)	$14.04	$12.83	$11.62	$8.57	$13.92
Total return (%) (r)(s)(x)	9.43	10.42	35.59	(38.25)	11.54
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.56	1.60	1.64	1.61	1.66
Expenses after expense reductions (f)	1.56	1.60	1.63	1.61	1.64
Net investment loss	(0.15)	(0.10)	(0.12)	(0.23)	(0.37)
Portfolio turnover	28	46	58	35	49
Net assets at end of period (000 omitted)	$6,594	$6,555	$6,696	$4,891	$8,623

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Years ended 11/30
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$14.12	$12.77	$9.43	$15.24	$13.61
Income (loss) from investment operations
Net investment income (d)	$0.06	$0.06	$0.04	$0.04	$0.01
Net realized and unrealized gain (loss) on investments and foreign currency	1.35	1.33	3.35	(5.79)	1.62
Total from investment operations	$1.41	$1.39	$3.39	$(5.75)	$1.63
Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.04)	$(0.05)	$(0.06)	$—
Net asset value, end of period (x)	$15.47	$14.12	$12.77	$9.43	$15.24
Total return (%) (r)(s)(x)	10.04	10.90	36.21	(37.87)	11.98
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.06	1.10	1.14	1.10	1.21
Expenses after expense reductions (f)	1.06	1.10	1.14	1.10	1.19
Net investment income	0.38	0.44	0.38	0.29	0.10
Portfolio turnover	28	46	58	35	49
Net assets at end of period (000 omitted)	$62,125	$36,420	$27,249	$23,419	$31,371

Class R3	Years ended 11/30
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$14.32	$12.94	$9.59	$15.47	$13.78
Income (loss) from investment operations
Net investment income (d)	$0.09	$0.09	$0.06	$0.07	$0.05
Net realized and unrealized gain (loss) on investments and foreign currency	1.38	1.36	3.39	(5.88)	1.64
Total from investment operations	$1.47	$1.45	$3.45	$(5.81)	$1.69
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.07)	$(0.10)	$(0.07)	$—
Net asset value, end of period (x)	$15.69	$14.32	$12.94	$9.59	$15.47
Total return (%) (r)(s)(x)	10.29	11.25	36.39	(37.74)	12.26
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.81	0.85	0.89	0.85	0.95
Expenses after expense reductions (f)	0.81	0.85	0.89	0.85	0.95
Net investment income	0.61	0.70	0.61	0.53	0.38
Portfolio turnover	28	46	58	35	49
Net assets at end of period (000 omitted)	$77,578	$50,795	$30,110	$10,813	$21,016

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Years ended 11/30
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$14.50	$13.10	$9.68	$15.60	$13.85
Income (loss) from investment operations
Net investment income (d)	$0.14	$0.13	$0.09	$0.11	$0.11
Net realized and unrealized gain (loss) on investments and foreign currency	1.38	1.37	3.45	(5.94)	1.64
Total from investment operations	$1.52	$1.50	$3.54	$(5.83)	$1.75
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.10)	$(0.12)	$(0.09)	$—
Net asset value, end of period (x)	$15.90	$14.50	$13.10	$9.68	$15.60
Total return (%) (r)(s)(x)	10.55	11.49	36.98	(37.60)	12.64
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.56	0.60	0.64	0.59	0.66
Expenses after expense reductions (f)	0.56	0.60	0.64	0.59	0.66
Net investment income	0.87	0.96	0.88	0.78	0.74
Portfolio turnover	28	46	58	35	49
Net assets at end of period (000 omitted)	$103,881	$61,376	$33,525	$27,798	$114,715

Class 529A	Years ended 11/30
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$14.25	$12.89	$9.46	$15.27	$13.63
Income (loss) from investment operations
Net investment income (d)	$0.08	$0.06	$0.05	$0.04	$0.03
Net realized and unrealized gain (loss) on investments and foreign currency	1.37	1.35	3.38	(5.81)	1.61
Total from investment operations	$1.45	$1.41	$3.43	$(5.77)	$1.64
Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.05)	$—	$(0.04)	$—
Net asset value, end of period (x)	$15.64	$14.25	$12.89	$9.46	$15.27
Total return (%) (r)(s)(t)(x)	10.23	10.97	36.26	(37.87)	12.03
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.92	1.05	1.09	1.10	1.15
Expenses after expense reductions (f)	0.89	1.05	1.08	1.10	1.15
Net investment income	0.52	0.46	0.44	0.31	0.18
Portfolio turnover	28	46	58	35	49
Net assets at end of period (000 omitted)	$5,115	$4,117	$3,657	$2,560	$7,986

See Notes to Financial Statements

Financial Highlights – continued

Class 529B	Years ended 11/30
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$12.71	$11.53	$8.51	$13.80	$12.40
Income (loss) from investment operations
Net investment loss (d)	$(0.03)	$(0.02)	$(0.02)	$(0.04)	$(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency	1.23	1.20	3.04	(5.25)	1.46
Total from investment operations	$1.20	$1.18	$3.02	$(5.29)	$1.40
Net asset value, end of period (x)	$13.91	$12.71	$11.53	$8.51	$13.80
Total return (%) (r)(s)(t)(x)	9.44	10.23	35.49	(38.33)	11.29
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.66	1.70	1.74	1.75	1.80
Expenses after expense reductions (f)	1.64	1.70	1.74	1.75	1.80
Net investment loss	(0.24)	(0.19)	(0.22)	(0.36)	(0.45)
Portfolio turnover	28	46	58	35	49
Net assets at end of period (000 omitted)	$574	$712	$658	$560	$992

Class 529C	Years ended 11/30
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$12.66	$11.48	$8.48	$13.74	$12.34
Income (loss) from investment operations
Net investment loss (d)	$(0.03)	$(0.02)	$(0.02)	$(0.04)	$(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency	1.22	1.20	3.02	(5.22)	1.46
Total from investment operations	$1.19	$1.18	$3.00	$(5.26)	$1.40
Net asset value, end of period (x)	$13.85	$12.66	$11.48	$8.48	$13.74
Total return (%) (r)(s)(t)(x)	9.40	10.28	35.38	(38.28)	11.35
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.66	1.70	1.73	1.75	1.80
Expenses after expense reductions (f)	1.64	1.70	1.73	1.75	1.80
Net investment loss	(0.22)	(0.18)	(0.21)	(0.36)	(0.46)
Portfolio turnover	28	46	58	35	49
Net assets at end of period (000 omitted)	$1,689	$1,574	$1,322	$906	$1,424

See Notes to Financial Statements

Financial Highlights – continued

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower. Excluding the effect of the proceeds from a non-recurring litigation settlement against Tyco International Ltd., the Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, Class R4, Class 529A, Class 529B, and Class 529C total returns for the year ended November 30, 2010 would have been lower by 0.73%, 0.72%, 0.72%, 0.73%, 0.72%, 0.72%, 0.73%, 0.73%, 0.72%, 0.72%, and 0.72%, respectively. Excluding the effect of the proceeds received from a non-recurring administrative proceeding concerning market timing, the Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, Class R4, Class 529A, Class 529B, and Class 529C total returns for the year ended November 30, 2010 would have been lower by 1.14%, 1.13%, 1.13%, 1.14%, 1.13%, 1.14%, 1.14%, 1.14%, 1.14%, 1.13%, and 1.13%, respectively. Excluding the effect of the proceeds received from a non-recurring administrative proceeding concerning market timing, the Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, Class R4, Class 529A, Class 529B, and Class 529C total returns for the year ended November 30, 2011 would have been lower by 0.70%, 0.70%, 0.70%, 0.71%, 0.70%, 0.70%, 0.70%, 0.70%, 0.70%, 0.70%, and 0.70%, respectively.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

Massachusetts Investors Growth Stock Fund (the fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market

Notes to Financial Statements – continued

quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk).

Notes to Financial Statements – continued

Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of November 30, 2011 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$2,692,596,180	$—	$—	$2,692,596,180
France	—	81,477,371	—	81,477,371
Taiwan	57,902,931	—	—	57,902,931
Netherlands	35,509,008	—	—	35,509,008
Israel	27,434,805	—	—	27,434,805
United Kingdom	21,983,807	—	—	21,983,807
Australia	20,107,223	—	—	20,107,223
Spain	—	18,483,313	—	18,483,313
Switzerland	—	15,228,800	—	15,228,800
Short Term Securities	—	59,013,932	—	59,013,932
Mutual Funds	28,676,679	—	—	28,676,679
Total Investments	$2,884,210,633	$174,203,416	$—	$3,058,414,049

For further information regarding security characteristics, see the Portfolio of Investments.

Repurchase Agreements – The fund entered into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – JPMorgan Chase and Co. (“Chase”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities

Notes to Financial Statements – continued

is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. Chase provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income and interest income in the Statement of Operations. On August 29, 2011, the fund received $18,550,993 from a non-recurring administrative proceeding concerning market timing, of which $16,672,705 was recorded as realized gain on investment transactions, $1,877,546 was recorded as other income, and $742 was recorded as interest income. (See Note 7 for further information).

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended November 30, 2011, is shown as a reduction of total expenses on the Statement of Operations.

Notes to Financial Statements – continued

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	11/30/11	11/30/10
Ordinary income (including any short-term capital gains)	$13,651,584	$11,001,496

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 11/30/11
Cost of investments	$2,735,798,301
Gross appreciation	443,288,750
Gross depreciation	(120,673,002)
Net unrealized appreciation (depreciation)	$322,615,748
Undistributed ordinary income	15,707,504
Capital loss carryforwards	(446,383,642)
Other temporary differences	(67,258)

As of November 30, 2011, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

11/30/17	$(446,383,642)

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 11/30/11	Year ended 11/30/10
Class A	$11,976,935	$10,046,213
Class I	586,558	444,451
Class R1	—	219
Class R2	163,858	82,279
Class R3	373,689	170,211
Class R4	531,515	244,183
Class 529A	19,029	13,940
Total	$13,651,584	$11,001,496

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.33% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $100,781 and $3,797 for the year ended November 30, 2011, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.26%	$6,228,965
Class B	0.75%	0.25%	1.00%	1.00%	1,515,136
Class C	0.75%	0.25%	1.00%	1.00%	2,081,420
Class R1	0.75%	0.25%	1.00%	1.00%	66,595
Class R2	0.25%	0.25%	0.50%	0.50%	261,826
Class R3	—	0.25%	0.25%	0.25%	172,163
Class 529A	—	0.25%	0.25%	0.26%	12,289
Class 529B	0.75%	0.25%	1.00%	1.00%	7,036
Class 529C	0.75%	0.25%	1.00%	1.00%	16,589
Total Distribution and Service Fees					$10,362,019

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended November 30, 2011 based on each class’ average daily net assets. Assets attributable to Class A shares sold prior to March 1, 1991 were subject to a service fee of 0.15% annually. This agreement terminated on January 1, 2011. Effective January 1, 2011, all Class A assets are subject to the full service fee of 0.25%. Effective January 1, 2011, the 0.10% Class A and Class 529A distribution fees were eliminated.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 24 months of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended November 30, 2011, were as follows:

Amount
Class A	$34,348
Class B	144,322
Class C	4,329
Class 529B	72
Class 529C	8

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. Effective July 1, 2011, MFD has agreed to waive 0.05% of this annual fee for each 529 share class. This waiver agreement will continue until modified by the fund’s Board of Trustees but such agreement will continue at least until

Notes to Financial Statements – continued

March 31, 2013, after which MFD may eliminate this waiver without a vote of the fund’s Board of Trustees. For the year ended November 30, 2011, this waiver amounted to $1,478 and is reflected as a reduction of total expenses in the Statement of Operations. The program manager fee incurred for the year ended November 30, 2011 was equivalent to an annual effective rate of 0.08% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees and waivers for the year ended November 30, 2011, were as follows:

	Fee	Waiver
Class 529A	$4,767	$1,007
Class 529B	704	134
Class 529C	1,659	337
Total Program Manager Fees and Waivers	$7,130	$1,478

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended November 30, 2011, the fee was $2,175,532, which equated to 0.0710% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended November 30, 2011, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $3,554,204.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended November 30, 2011 was equivalent to an annual effective rate of 0.0144% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services

Notes to Financial Statements – continued

to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB plan resulted in a pension expense of $9,296 and the Retirement Deferral plan resulted in an expense of $12,373. Both amounts are included in independent Trustees’ compensation for the year ended November 30, 2011. The liability for deferred retirement benefits payable to certain independent Trustees under both plans amounted to $165,497 at November 30, 2011, and is included in payable for independent Trustees’ compensation on the Statement of Assets and Liabilities.

Deferred Trustee Compensation – Under a Deferred Compensation Plan (the “Plan”), independent Trustees previously were allowed to elect to defer receipt of all or a portion of their annual compensation. Effective January 1, 2005, the Board elected to no longer allow Trustees to defer receipt of future compensation under the Plan. Amounts deferred under the Plan are invested in shares of certain MFS Funds selected by the independent Trustees as notional investments. Deferred amounts represent an unsecured obligation of the fund until distributed in accordance with the Plan. Included in other assets and payable for independent Trustees’ compensation on the Statement of Assets and Liabilities is $52,086 of deferred Trustees’ compensation. There is no current year expense associated with the Plan.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended November 30, 2011, the aggregate fees paid by

Notes to Financial Statements – continued

the fund to Tarantino LLC and Griffin Compliance LLC were $26,355 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $12,932, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying affiliated funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $860,351,856 and $1,073,081,298, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 11/30/11		Year ended 11/30/10
	Shares	Amount	Shares	Amount
Shares sold
Class A	9,461,139	$146,945,205	12,363,375	$166,008,523
Class B	662,479	9,258,485	1,031,531	12,478,700
Class C	808,999	11,281,924	743,590	8,991,198
Class I	2,295,541	36,557,606	1,091,560	15,108,780
Class R1	77,190	1,067,829	77,158	922,362
Class R2	2,905,106	45,099,451	1,029,277	13,828,230
Class R3	2,730,265	41,588,563	1,811,904	24,580,292
Class R4	3,314,778	51,931,858	2,226,015	31,159,637
Class 529A	60,816	937,790	47,936	630,867
Class 529B	4,098	56,946	5,566	66,285
Class 529C	19,981	274,822	23,052	279,312
	22,340,392	$345,000,479	20,450,964	$274,054,186

Notes to Financial Statements – continued

	Year ended 11/30/11		Year ended 11/30/10
	Shares	Amount	Shares	Amount

Shares issued to shareholders in reinvestment of distributions
Class A	655,232	$9,880,973	637,903	$8,362,900
Class I	26,513	408,029	23,978	320,594
Class R1	—	—	19	219
Class R2	10,003	148,149	5,858	75,452
Class R3	24,946	373,689	13,063	170,211
Class R4	35,027	530,658	18,483	243,419
Class 529A	1,273	19,029	1,072	13,940
	752,994	$11,360,527	700,376	$9,186,735

Shares reacquired
Class A	(26,384,187)	$(411,663,454)	(29,678,891)	$(399,292,543)
Class B	(4,783,126)	(66,725,801)	(7,934,217)	(96,401,864)
Class C	(2,509,306)	(34,892,145)	(3,213,188)	(38,648,922)
Class I	(1,278,891)	(20,275,501)	(1,097,026)	(15,121,624)
Class R1	(118,704)	(1,665,104)	(142,345)	(1,692,256)
Class R2	(1,478,662)	(22,531,350)	(590,155)	(7,739,348)
Class R3	(1,359,194)	(21,114,525)	(603,499)	(7,967,232)
Class R4	(1,051,363)	(16,471,139)	(570,198)	(7,676,439)
Class 529A	(23,901)	(364,464)	(43,840)	(577,420)
Class 529B	(18,865)	(255,349)	(6,614)	(79,157)
Class 529C	(22,358)	(309,256)	(13,846)	(163,999)
	(39,028,557)	$(596,268,088)	(43,893,819)	$(575,360,804)

Net change
Class A	(16,267,816)	$(254,837,276)	(16,677,613)	$(224,921,120)
Class B	(4,120,647)	(57,467,316)	(6,902,686)	(83,923,164)
Class C	(1,700,307)	(23,610,221)	(2,469,598)	(29,657,724)
Class I	1,043,163	16,690,134	18,512	307,750
Class R1	(41,514)	(597,275)	(65,168)	(769,675)
Class R2	1,436,447	22,716,250	444,980	6,164,334
Class R3	1,396,017	20,847,727	1,221,468	16,783,271
Class R4	2,298,442	35,991,377	1,674,300	23,726,617
Class 529A	38,188	592,355	5,168	67,387
Class 529B	(14,767)	(198,403)	(1,048)	(12,872)
Class 529C	(2,377)	(34,434)	9,206	115,313
	(15,935,171)	$(239,907,082)	(22,742,479)	$(292,119,883)

Notes to Financial Statements – continued

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended November 30, 2011, the fund’s commitment fee and interest expense were $25,212 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Fair Fund Settlement

The fund’s investment adviser, MFS, was the subject of an administrative proceeding concerning market timing which resulted in the Securities and Exchange Commission (the “SEC”) entering an order approving a settlement with MFS and two of its former officers (the “Settlement Order”). Under the terms of the Settlement Order, MFS transferred $175 million in disgorgement and $50 million in penalty (the “Payments”) to the SEC, which established a Fair Fund from which settlement funds have been distributed to eligible current and former shareholders of the fund and certain other affected MFS retail funds. The Payments, along with additional amounts from a third-party settlement, have been distributed to eligible shareholders in accordance with a plan developed by an independent distribution consultant (the “IDC”) in consultation with MFS and the Board of Trustees of the MFS retail funds. The plan was approved in July 2007 by the SEC. Pursuant to the distribution plan, after the distributions to eligible shareholders have been made, any undistributed amounts could be designated “residual” and distributed to the fund and certain other affected MFS retail funds for the benefit of fund shareholders. In November 2010, the SEC issued an order designating certain undistributed amounts residual and ordering that such amounts be distributed to the affected MFS retail funds. The SEC order designated other undistributed amounts for use in funding certain additional distribution efforts to eligible shareholders. As a result of the SEC’s approval of the residual payments, the fund received $31,127,903 in November 2010. These additional distribution efforts were completed in 2011. The final residual payment of $18,550,993 was recorded by the fund in August 2011, in accordance with an SEC order designating remaining undistributed amounts as residual and ordering that

Notes to Financial Statements – continued

such amounts be distributed to the affected MFS retail funds. No further residual amounts are to be received by the fund.

(8)	Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	36,783,635	343,921,889	(352,028,845)	28,676,679

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$49,621	$28,676,679

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of Massachusetts Investors Growth Stock Fund:

We have audited the accompanying statement of assets and liabilities of Massachusetts Investors Growth Stock Fund (the Fund), including the portfolio of investments, as of November 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the Fund’s custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Massachusetts Investors Growth Stock Fund at November 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

January 13, 2012

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of January 1, 2012, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 48)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 69)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (age 70)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 56)	Trustee	January 2009	Private investor	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
William R. Gutow (age 70)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 67)	Trustee	December 2004	Private investor	N/A
John P. Kavanaugh (age 57)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)	N/A
J. Dale Sherratt (age 73)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A
Laurie J. Thomsen (age 54)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (property and casualty insurance), Director
Robert W. Uek (age 70)	Trustee	January 2006	Consultant to investment company industry	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
OFFICERS
John M. Corcoran (k) (age 46)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A
Christopher R. Bohane (k) (age 37)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kino Clark (k) (age 43)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Assistant Vice President	N/A
Ethan D. Corey (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 43)	Treasurer	July 2005	Massachusetts Financial Services Company, Vice President	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Robyn L. Griffin (age 36)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm).	N/A
Brian E. Langenfeld (k) (age 38)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Ellen Moynihan (k) (age 54)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President	N/A
Susan S. Newton (k) (age 61)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Mark N. Polebaum (k) (age 59)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Frank L. Tarantino (age 67)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
James O. Yost (k) (age 51)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2012, the Trustees served as board members of 131 funds within the MFS Family of Funds.

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	JPMorgan Chase Bank One Chase Manhattan Plaza, New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Ernst & Young LLP 200 Clarendon Street, Boston, MA 02116
Portfolio Manager
Jeffrey Constantino

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2011 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2010 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers,

Board Review of Investment Advisory Agreement – continued

reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2010, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 3rd quintile for the one-year period and the 2nd quintile for the five-year period ended December 31, 2010 relative to the Lipper performance universe. Because of the passage of time, these performance results are likely to differ

Board Review of Investment Advisory Agreement – continued

from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is not subject to any breakpoints. Taking into account that the Fund’s effective advisory fee rate was lower than the Lipper expense group median described above, the Trustees determined not to recommend any advisory fee breakpoints for the Fund at this time.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

Board Review of Investment Advisory Agreement – continued

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2011.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the Fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2011 income tax forms in January 2012. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•Social Security number and account balances

•Account transactions and transaction history

•Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

Web site

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

Account service and literature

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

Mailing address

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

Overnight mail

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Ernst & Young LLP (“E&Y”) to serve as independent accountants to the series of the Registrant (the series referred to as the “Fund”). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended November 30, 2011 and 2010, audit fees billed to the Fund by E&Y were as follows:

	Audit Fees
	2011	2010
Fees billed by E&Y:
Massachusetts Investors Growth Stock Fund	46,701	46,201

For the fiscal years ended November 30, 2011 and 2010, fees billed by E&Y for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2011	2010	2011	2010	2011	2010
Fees billed by E&Y:
To Massachusetts Investors Growth Stock Fund	0	0	8,972	8,817	0	0
To MFS and MFS Related Entities of Massachusetts Investors Growth Stock Fund*	0	0	0	0	0	0

	2011	2010
Aggregate fees for non-audit services:
To Massachusetts Investors Growth Stock Fund, MFS and MFS Related Entities#	346,483	242,946

*	This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).
#	This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MASSACHUSETTS INVESTORS GROWTH STOCK FUND

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President

Date: January 13, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President (Principal Executive Officer)

Date: January 13, 2012

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: January 13, 2012

*	Print name and title of each signing officer under his or her signature.